Exhibit 99.2

Wyoming Asset Divestiture Conference Call June 16, 2015 Investing in the Future of Energy NASDAQ (WRES) 1

Forward-Looking Statements Forward-Looking Statements. This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Certain statements in this presentation are forward-looking and are based upon the current belief of Warren Resources, Inc. (“Warren") as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that Warren plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future, including future production of oil and gas, future capital expenditures and drilling of wells and future financial or operating results are forward-looking statements. No assurance can be given that any of such plans, expectations, estimates or projections will prove to have been correct, and the same can be affected by inaccurate assumptions or by known or unknown risks or uncertainties. Important factors that could cause actual results or other expectations expressed in this presentation to differ materially from those in the forward-looking statements herein include, but are not limited to: commodity price volatility; domestic and worldwide economic conditions; potential adverse changes in general economic conditions, including performance of financial markets, interest rates and unemployment rates; unsuccessful drilling or operating activities; the inability to develop our reserves through exploration and development activities; potential impact of environmental and other governmental regulation, including delays in obtaining governmental and other permits and approvals, and impacts on competing energy sources as well as on natural gas; possible legislative or regulatory changes, including severance or production tax regimes, hydraulic-fracturing regulation, additional drilling and permitting regulations, oil and natural gas derivatives reform, changes in state, federal and foreign income taxes, environmental regulation (including with respect to climate change and greenhouse gas emissions), environmental risks and liability under federal, state, foreign and local environmental and other laws and regulations; the failure to obtain sufficient capital resources to fund our operations; our ability to repay our debt; the extent to which natural gas markets in the United States become integrated with global natural gas markets through the approval and development of infrastructure supporting the export of liquefied and other natural gas; a decline in oil or natural gas production; changes in the localized and global supply and demand fundamentals of natural gas and oil and transportation availability; incorrect estimates of reserve quantities, operating costs and capital expenditures; increases in the cost of drilling, completion and gas gathering or other costs of production and operations; hazardous and risky drilling operations; and an inability to grow. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Warren's actual results and plans could differ materially from those expressed in the forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation or as of the report document in which they are contained. Absent legal requirement, we assume no duty to update these statements as of any future date. Further information on risks and uncertainties that may affect Warren’s operations and financial performance, and the forward-looking statements made herein, is available in the Company’s filings with the Securities and Exchange Commission (www.sec.gov), including its Annual Report on Form 10-K under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other public filings and press releases. Reserves. The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions of such terms. Warren discloses only estimated proved reserves in its filings with the SEC. Warren's estimated proved reserves as of December 31, 2014 contained in this presentation were prepared by Netherland, Sewell & Associates, Inc., a nationally recognized engineering firm, and comply with definitions promulgated by the SEC. Additional information on Warren’s estimated proved reserves is contained in Warren's Annual Report on Form 10-K. In this presentation, Warren may also use internal estimates of “resource potential”, “prospective or potential resources” or “recoverable resource” or other descriptions of volumes of resources potentially recoverable through additional exploratory drilling or recovery techniques, which volumes the SEC's guidelines strictly prohibit Warren from including in filings with the SEC. These estimates, as well as estimates of probable and possible reserves, are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by Warren. Prospective resources refers to Warren's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. Prospective resources does not constitute reserves within the meaning of the Society of Petroleum Engineer's Petroleum Resource Management System. Actual quantities that may be ultimately recovered from Warren's interests might differ substantially. Factors affecting ultimate recovery include the scope of Warren’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals, changes in law and other factors; and actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of prospective resources may change significantly as development of our resource plays provides additional data. Non-GAAP Information. Please refer to the Appendix to find disclosure and a reconciliation of any non-GAAP financial measures contained in this presentation. Investing in the Future of Energy NASDAQ (WRES) 2

Wyoming Divestiture Investing in the Future of Energy NASDAQ (WRES) 3 Warren Resources has entered into agreements to divest its CBM and midstream pipeline assets in the Atlantic Rim to Escalera Resources (NASDAQ: ESCR) $47 MM in total consideration; $42 MM in cash at closing Effective date of April 1, 2015 Warren retains a 70% interest in the deep rights located below the Mesa Verde formation; approximately 68,700 gross acres (39,000 net acres, post transaction)

Warren Repositioning Post Transaction



WY
CA
CO
PA

California Properties

- Wilmington Field in the Los Angeles Basin
  - 3rd largest U.S. oilfield
  - Waterflood oil recovery
- Net avg. daily oil production (1Q15): 2,909 Bbl/d
- 16.8 MMBbls estimated net proved oil reserves as of 12/31/14 (51% PDP/PDNP)
- 140 gross identified potential Wilmington drilling locations

Offices
Producing Properties
Focus Areas

Wyoming Properties

- Approx. 68,700 gross (39,000 net) acres with rights below the Mesa Verde formation
- Deep formations include:
  - Browning
  - Dakota
  - Frontier
  - Niobrara
  - Shannon

Marcellus Properties

- 5,289 net acres in Northeast PA
  - ~75% working interest
- "Core-of-the-core" Marcellus
- 100% HBP or held by operations with drilled wells waiting on completion
- Pad and pipeline infrastructure in place
- 32 PDP wells with an average lateral length of ~4,300 feet
- Net avg. daily gas production (1Q15): 51.5 MMcf/d (does not include 15 MMcf/d of voluntarily curtailments)
- 212.0 Bcf estimated net proved natural gas reserves as of 12/31/14 (56% PDP/PDNP)
- Identified locations:
  - 26 additional locations in the Lower Marcellus
  - 48 additional locations in the Upper Marcellus
- Early data indicates Upper Marcellus OGIP 75% of Lower
- Testing Upper Marcellus potential with two wells in 2015

Investing in the Future of Energy NASDAQ (WRES) 4
Warren RESOURCES

Franklin Square/GSO Deal – May 2015 Terms: Strategic refinancing with Franklin Square Funds Sub-Advised by GSO Capital Partners LP $250 mm first lien credit facility closed May 22, 2015 $202.5 mm of new money ($172.5 mm for working capital and repay of Warren’s revolving credit facility; $30 million delayed draw commitment) Exchange of $69.6 mm of high yield bonds for $47.2 mm of 1st lien, retiring $22.4 mm in debt 5 year term loan with coupon of LIBOR plus 8.5%, with a LIBOR floor of 1%. Benefits: Ensuring liquidity: $44mm in available liquidity for the company De-levering: converted a significant amount of high yield debt at an exchange price of 65% of par Revolver takeout: replaced existing bank group with a facility having flexible terms for draw, payback and re-draw; avoid the uncertainty of future borrowing base redeterminations Strategic alignment with GSO: provides a platform to pursue acquisitions and continue our strategy of transformational growth Investing in the Future of Energy NASDAQ (WRES) 5

Pro Forma Capitalization As of May 22, 2015 (GSO-Franklin Square) Pro Forma Adjustment (upon WY sale closing) Pro Forma Cash $14 -- $14 Long Term Debt Credit Facility(1) $172.5 ($42)(2) $130.5 Exchange 1st Lien $47.2 -- $47.2 Unsecured High Yield $230.3 -- $230.3 Convertible Debenture $1.6 -- $1.6 Total Debt $451.6 ($42) $409.6 Liquidity $44 $17(2) $61 Investing in the Future of Energy NASDAQ (WRES) 6 $25 million of sale proceeds will be used to permanently pay down 1st Lien Credit Facility Excludes $5 million in seller-provided financing

Alignment with Warren’s Business Strategy Investing in the Future of Energy NASDAQ (WRES) 7 Right-size Capital Spending Cut 2015 budget from initial plan Reduce G&A without impact to production, growth initiatives Optimize Current Assets and Protect Production Against Commodity Risk Target LOE and capex savings in the 10% - 15% range Moderate the decline of existing production base Execute hedging program Increase Liquidity Add liquidity through secured debt Divest non-core oil & gas assets and surface real-estate Add liquidity through equity issuance Position for Commodity Price Recovery Develop multi-phase plan to re-start development with future commodity price improvement Pursue Selective Growth Opportunities Take advantage of downturn to pursue opportunities Take creative view of financing including JV partners Reduces debt by $47 million Increases liquidity and preserves capital: $61 MM of available liquidity post transaction Capital available for redraw under GSO- Franklin Square credit facility Wyoming Asset Sale

Core Business Strategy Investing in the Future of Energy NASDAQ (WRES) 8 Mission – Warren’s mission is to achieve long-term value creation for its stakeholders through best-in-class assets, operations, and people. Vision – Warren is a high growth company, with a primary focus on exceptional operations and development of current assets and a selective, strategic focus on acquisitions and exploration. Values – Warren is committed to developing and maintaining long-term relationships with our investors, employees, and the communities in which we operate through transparency, trust, and shared success.